Exhibit (14)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Statement of Additional Information constituting part of this Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14 (the "Registration Statement") of State Street Research Financial Trust of our report dated December 11, 1996 relating to the financial statements and financial highlights of State Street Research Government Income Fund (a series of State Street Research Financial Trust) for the year ended October 31, 1996, which appears in such Statement of Additional Information, and to the incorporation by reference of our report into the Joint Proxy Statement/Prospectus which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Joint Proxy Statement/Prospectus, to the reference to us under the heading "Independent Accountants" in such Statement of Additional Information and to the reference to us under the heading "Financial Highlights" in the Prospectus of State Street Research Government Income Fund dated March 1, 1997 which is incorporated by reference into the Joint Proxy Statement/Prospectus.


/s/ Price Waterhouse LLP

Price Waterhouse LLP
Boston, Massachusetts
March 14, 1997


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                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in the Statement of Additional Information constituting part of this Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14 (the "Registration Statement") of State Street Research Financial Trust of our report dated December 16, 1996 relating to the financial statements and financial highlights of State Street Research International Fixed Income Fund (a series of State Street Research Portfolios, Inc.) for the year ended October 31, 1996, which appear in such Statement of Additional Information, and to the incorporation by reference of such report into the Joint Proxy Statement/Prospectus which constitute part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Joint Proxy Statement/Prospectus, to the references to us under the headings "Independent Accountants" in such Statement of Additional Information and to the reference to us under the heading "Financial Highlights" in the Prospectus of the State Street Research International Fixed Income Fund dated March 1, 1997 incorporated by reference into the Joint Proxy Statement/Prospectus.


/s/Deloitte & Touche LLP
Deloitte & Touche LLP
Boston, Massachusetts
March 14, 1997